UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024
___________________________________
Toast, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of Incorporation)	001-40819 (Commission File Number)	45-4168768 (I.R.S. Employer Identification No.)

333 Summer Street Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip code)

(617) 297-1005
(Registrant's telephone number, including area code)

	N/A
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 6, 2024, as described below, upon the recommendation of the Board of Directors of Toast, Inc. (the "Company"), the Company’s stockholders approved an amendment (the "Officer Exculpation Amendment") to the Company's Amended and Restated Certificate of Incorporation to include an officer exculpation provision to limit the liability of certain officers of the Company as permitted by Delaware law. The Officer Exculpation Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Amendment") with the Delaware Secretary of State on June 6, 2024.
A description of the Officer Exculpation Amendment is set forth on page 66 of the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024, which description is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 6, 2024, the Company held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the SEC on April 23, 2024:

Proposal One: Election of Directors

The Company’s stockholders elected each of Stephen Fredette, Aman Narang, and Deval L. Patrick as a Class III director of the Company’s board of directors for a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders and until such director’s respective successor is duly elected and qualified, or such director’s earlier death, resignation or removal. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Stephen Fredette	1,340,939,003	24,615,473	66,445,793
Aman Narang	1,346,695,266	18,859,210	66,445,793
Deval L. Patrick	1,298,619,447	66,935,029	66,445,793

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,430,539,263	1,035,955	425,051	0

Proposal Three: Advisory Vote on Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2023, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,322,219,594	42,867,144	467,738	66,445,793

Proposal Four: Approval of an Amendment to our Amended and Restated Certificate of     Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law

The Company’s stockholders approved the Officer Exculpation Amendment. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
355,816,972	94,204,970	310,879	66,445,793

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Toast, Inc. dated June 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	TOAST, INC.

	By:	/s/ Brian R. Elworthy
	Name:	Brian R. Elworthy
	Title:	General Counsel and Corporate Secretary